HSBC INVESTOR FUNDS
                            HSBC ADVISOR FUNDS TRUST

                    HSBC INVESTOR CORE PLUS FIXED INCOME FUND
              HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND

                         SUPPLEMENT DATED APRIL 13, 2007
                    TO THE PROSPECTUS DATED FEBRUARY 28, 2007



            The total returns for the Advisor Class shares of the HSBC Investor Core Plus Fixed Income Funds and the Class I Shares of the HSBC Investor Intermediate Duration Fixed Income Fund for the year ended December 31, 2006 included the receipt of a one-time payment in respect of a class action settlement. Without the receipt of this payment, the return for the HSBC Investor Core Plus Fixed Income Fund for the year ended December 31, 2006 would have been 5.22% rather than 6.99%, and the return for the HSBC Investor Intermediate Duration Fixed Income Fund for the year ended December 31, 2006 would have been 5.46% rather than 9.15%.
















         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                                FUTURE REFERENCE